SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 1997
                                                  -------------

       First Deposit National Bank on behalf of the Providian Master Trust
                   (formerly, the First Deposit Master Trust)
                (Issuer in respect of the Providian Master Trust
                 5.75% Asset-Backed Certificates, Series 1993-2
               Remarketed Asset-Backed Certificates, Series 1993-3
                 6.90% Asset-Backed Certificates, Series 1994-1
             Floating Rate Asset-Backed Certificates, Series 1995-1
                 6.05% Asset-Backed Certificates, Series 1995-2
             Floating Rate Asset-Backed Certificates, Series 1996-1
             Floating Rate Asset-Backed Certificates, Series 1997-1 Floating Rate Asset-Backed Certificates, Series 1997-2)
             -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                           33-59922
                                           33-84844
                                           33-99462
     United States of America              333-22131            02-0118519
-----------------------------------        ------------       ------------------
  (State or other jurisdiction of          (Commission        (I.R.S. Employer
   incorporation or organization)           File No.)        Identification No.)

            295 Main Street
         Tilton, New Hampshire                                       03276
   -----------------------------------------                       ----------
   (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (603) 286-4348
                                                     ---------------


                   Not Applicable
------------------------------------------------------------
(Former name or former address, if changed since last report)


Item 5.  Other Events.

Exhibit 19.1   Monthly Statement for the 5.75% Asset-Backed Certificates,
               Series 1993-2 with respect to the May 15, 1997 Distribution Date.

Exhibit 19.2 Monthly Statement for the 6.90% Asset-Backed Certificates, Series 1994-1 with respect to the May 15, 1997 Distribution Date.

Exhibit 19.3 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the May 15, 1997 Distribution Date.

Exhibit 19.4 Monthly Statement for the 6.05% Asset-Backed Certificates, Series 1995-2 with respect to the May 15, 1997
               Distribution Date.

Exhibit 19.5 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1996-1 with respect to the May 15, 1997 Distribution Date.

Exhibit 19.6 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1997-1 with respect to the May 15, 1997 Distribution Date.

Exhibit 19.7 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1997-2 with respect to the May 15, 1997 Distribution Date.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                         PROVIDIAN MASTER TRUST

                                 By:      FIRST DEPOSIT NATIONAL BANK,
                                          Servicer

                                 By:      /s/ Robert W. Molke
                                         ------------------------------
                                          Robert W. Molke
                                          Vice President
Date:      May 15, 1997
          ----------------



                                  EXHIBIT INDEX


 Exhibit No.


19.1 Monthly Statement for the 5.75% Asset-Backed Certificates, Series 1993- 2 with respect to the May 15, 1997 Distribution Date.

19.2 Monthly Statement for the 6.90% Asset-Backed Certificates, Series 1994- 1 with respect to the May 15, 1997 Distribution Date.

19.3        Monthly   Statement   for  the  Floating   Rate   Asset-Backed
            Certificates, Series 1995-1 with respect to the May 15, 1997 Distribution Date.

19.4 Monthly Statement for the 6.05% Asset-Backed Certificates, Series 1995- 2 with respect to the May 15, 1997 Distribution Date.

19.5        Monthly   Statement   for  the  Floating   Rate   Asset-Backed
            Certificates, Series 1996-1 with respect to the May 15, 1997 Distribution Date.

19.6        Monthly   Statement   for  the  Floating   Rate   Asset-Backed
            Certificates, Series 1997-1 with respect to the May 15, 1997 Distribution Date.

19.7        Monthly   Statement   for  the  Floating   Rate   Asset-Backed
            Certificates, Series 1997-2 with respect to the May 15, 1997 Distribution Date.